SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ PreliminaryProxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

UWHARRIE CAPITAL CORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

UWHARRIE CAPITAL CORP

134 North First Street

Albemarle, North Carolina 28001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the Annual Meeting of Shareholders of Uwharrie Capital Corp (the “Company”) will be held as follows:

Place:	Stanly County Agri-Civic Center
26032	Newt Road
Albemarle,	North Carolina

Date:	May 6, 2003

Time:	5:00 p.m. – Buffet Dinner
6:30	p.m. – Entertainment
7:00	p.m. – Business Meeting

The purposes of the meeting are:

1.	To elect six (6) directors to three (3) year terms;

2.	To ratify the appointment of Dixon Odom PLLC as the Company’s independent public accountants for 2003; and

3.	To transact such other business as may properly be presented for action at the meeting.

YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.

By Order of the Board of Directors

ROGER L. DICK
Chief Executive Officer

April 7, 2003

UWHARRIE CAPITAL CORP

134 North First Street

Albemarle, North Carolina 28001

704-982-4415

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Uwharrie Capital Corp (the “Company”) of appointments of proxy for use at the annual meeting of the Company’s shareholders (the “Annual Meeting”) to be held on May 6, 2003, at 7:00 p.m., in the Stanly County Agri-Civic Center, 26032 Newt Road, Albemarle, North Carolina, and at any adjournments thereof. The Company’s proxy solicitation materials are being mailed to shareholders on or about April 7, 2003.

Voting of Proxies

Persons named in the enclosed appointment of proxy as proxies (the “Proxies”) to represent shareholders at the Annual Meeting are Roger L. Dick, Ronald B. Davis and Christy D. Stoner. Shares represented by each appointment of proxy which is properly executed, returned and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, such shares will be voted “FOR” the election of each of the six (6) nominees for director named in Proposal 1, and “FOR” Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will be authorized to vote for a substitute nominee. On such other matters as may come before the meeting, the Proxies will be authorized to vote in accordance with their best judgment.

Record Date

The close of business on March 28, 2003, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

The Company’s voting securities are the shares of its common stock, par value $1.25 per share, of which 6,696,109 shares were eligible to vote on March 28, 2003. There were approximately 3,387 holders of record of the Company’s common stock on that date.

Voting Procedures; Votes Required for Approval

At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date on each matter submitted for voting and, in the election of directors, for each director to be elected. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors. In the election of directors, the six (6) nominees receiving the highest number of votes will be elected.

For Proposal 2 to be approved, a majority of the shares represented in person and by proxy and entitled to vote at the Annual Meeting must be voted in favor of approval. Abstentions and broker non-votes will have no effect in the voting on this proposal.

Revocation of Appointment of Proxy

Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company either an instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this Proxy Statement. Appointments of proxy also may be solicited personally or by telephone by the directors, officers and employees of the Company and its subsidiaries without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to beneficial owners.

Authorization to Vote on Adjournment and Other Matters

Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the Proxies to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy or to provide additional information to shareholders. However, appointments of proxy voted against the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Beneficial Ownership of Securities by Directors

As of March 28, 2003, there were no persons who were known to management of the Company to beneficially own more than 5% of the Company’s common stock. The following table lists the individual beneficial ownership of the Company’s common stock as of March 28, 2003, by the Company’s current directors and nominees for director, and by all current directors, nominees and executive officers of the Company as a group. No current director or executive officer owned more than 1% of the shares outstanding on March 28, 2003. Current directors, new nominees and executive officers as a group beneficially owned 9% of the shares outstanding or options exercisable by members of the group on such date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1, 2)

Charles E. Allen Badin, NC	2,932(3)

Cynthia H. Beane Albemarle, NC	19,613(4)

Bill C. Burnside, D.D.S. Albemarle, NC	10,791(5)

Gail C. Burris New London, NC	1,348(6)

David M. Jones, D.V.M. Asheboro, NC	2,249

Kyle H. Josey Norwood, NC	843

B. Franklin Lee Norwood, NC	5,737

Joyce H. Little Oakboro, NC	1,670

Buren Mullis Locust, NC	33,764

John P. Murray, M.D. Albemarle, NC	17,245

Cynthia L. Mynatt Concord, NC	2,528

James E. Nance Albemarle, NC	32,928(7)

Emmett S. Patterson Wadesboro, NC	1,091

Don M. Russell Locust, NC	2,605

Michael E. Snyder, Sr. Albemarle, NC	63,601

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1, 2)

Douglas L. Stafford Concord, NC	12,826

Emily M. Thomas Wadesboro, NC	2,121

Hugh E. Wallace Wadesboro, NC	59,921

All current directors standing for reelection, new nominees for director and executive officers as a group (21 persons) (8)	602,567

(1)	Except as otherwise noted, to the best knowledge of management of the Company, the individuals named or included in the group above exercise sole voting and investment power with respect to all shares shown as beneficially owned. The calculations of the percentage of class beneficially owned by each individual are based on a total of 6,696,109 shares eligible to vote on March 28, 2003 plus the number of shares capable of being issued to that individual (if any) within 60 days of March 28, 2003 upon the exercise of stock options held by that individual (if any).

(2)	Includes shares over which the named individual shares voting and investment power as follows: Mr. Allen – 26 shares; Dr. Burnside – 8,631 shares; Mr. Lee – 1,236 shares; Dr. Murray – 17,245 shares; Mr. Nance – 5,312 shares; and Mr. Wallace – 59,921 shares.

(3)	Includes 140 shares held by Mr. Allen as custodian for minor children.

(4)	Includes 18,560 shares held by Ms. Beane as independent trustee for a charitable remainder unitrust.

(5)	Includes 1,305 shares held by Dr. Burnside as custodian for a minor child and 406 shares held by Dr. Burnside’s spouse.

(6)	Includes 449 shares held by Ms. Burris’ spouse.

(7)	Includes 5,446 shares held by Mr. Nance’s spouse and 16,338 shares held by Mr. Nance as custodian for his minor children.

(8)	Includes an aggregate of 294,919 shares which executive officers included in the group could purchase under stock options exercisable within 60 days and 7,997 shares granted under the Uwharrie Capital Corp Stock Ownership Plan and Trust (the “ESOP”).

Reports of Changes in Beneficial Ownership

Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company’s common stock. To the knowledge of the management of the Company based upon information supplied to the Company by the directors and executive officers, all required reports of directors and executive officers of the Company have been timely filed.

PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees

The Company’s Bylaws provide for a Board of Directors composed of 18 members divided into three classes, each consisting of six (6) directors who are elected to terms of three (3) years. Each year the terms of six (6) directors expire and six (6) persons are elected as directors for new three (3) year terms. The Board of Directors intends to nominate the six (6) persons named below for election by shareholders at the Annual Meeting as directors of the Company for three (3) year terms or until their respective successors are duly elected and qualified.

Name and Age	Position with Company	Year in Which First Elected/ Proposed Term Expires(1)	Principal Occupation and Business Experience For Past Five Years

Cynthia L. Mynatt (47)	New Nominee	2003/2006	President, Ben Mynatt Pontiac-Buick-GMC Truck, Inc., Concord, NC.

James E. Nance (51)	New Nominee	1984/2006	President and Dealer Operator, Confederate Motors, Inc., Albemarle, NC (Chevrolet Dealership).

Emmett S. Patterson (65)	New Nominee	2000/2006	Retired General Manager and Executive Vice President Pee Dee Electric Membership Corporation.

Michael E. Snyder, Sr. (62)	New Nominee	1984/2006	Vice President, E.J. Snyder & Co., Inc., Albemarle, NC (commission dye and finish of knit outerwear fabric).

Douglas L. Stafford (50)	New Nominee	2003/2006	Executive Vice President, Lowe’s Motor Speedway, Concord, NC.

Emily M. Thomas (56)	New Nominee	2000/2006	Vice President of Administration and Finance, CMH Flooring Products, Inc., Wadesboro, NC.

(1)	The year first elected indicates the year in which each individual was first elected a director of the Bank of Stanly, Anson Bank & Trust Co., Cabarrus Bank & Trust Company or the Company, as applicable, and does not reflect breaks in certain of the named individuals’ tenures as directors of the Bank of Stanly, Anson Bank & Trust Co., or the Company, as applicable.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

Incumbent Directors

The Company’s current Board of Directors includes 12 directors whose terms will continue after the Annual Meeting. The following table contains information about those 12 incumbent directors.

Name and Age	Position with Company	Year in Which First Elected/ Current Term Expires(1)	Principal Occupation and Business Experience For The Past Five Years

Charles E. Allen (58)	Director	2002/2005	Consultant, Penta Engineering, Charlotte, NC, 2001-Present; Operations Manager, Alcoa Power Generating, Inc., Knoxville, TN, 1998-2001; Chief Power Dispatcher, Yadkin, Inc., Badin, NC, 1972-1998.

Cynthia H. Beane (54)	Director	1996/2005	Cynthia H. Beane, CPA, Albemarle, NC (certified public accountant).

Bill C. Burnside, D.D.S. (53)	Director	1998/2004	Bill Burnside, D.D.S., Albemarle, NC (dentistry).

Gail C. Burris (48)	Director	1998/2004	Owner and Manager, Rosebriar Restaurant, Albemarle, NC.

David M. Jones, D.V.M. (58)	Director	1998/2004	Director, North Carolina Zoological Park, Asheboro, NC (NC Department of Environment and Natural Resources).

Kyle H. Josey (51)	Director	1999/2005	Owner, Josey & Josey Accountants, Albemarle, NC (accounting services).

B. Franklin Lee (51)	Director	2002/2005	Owner, Franklin Lee Farm, Norwood, NC (cotton, grain, and beef cattle).

Joyce H. Little (60)	Director	1999/2005	Vice President/Secretary/Treasurer, Wiley Little Drywall, Inc.; Mayor, Oakboro, NC.

Buren Mullis (69)	Director	1998/2004	Retired; previously, Vice President and General Manager of Sundrop Bottling Co., Inc., Concord, NC.

Name and Age	Position with Company	Year in Which First Elected/ Current Term Expires(1)	Principal Occupation and Business Experience For The Past Five Years

John P. Murray, M.D. (61)	Director	1996/2004	Retired; previously, Physician and Owner, Albemarle Ear, Nose and Throat, Albemarle, NC.

Don M. Russell (60)	Director	2002/2005	President, Rusco Fixture Co., Inc., Oakboro, NC (manufacturer of wood fixtures for stores).

Hugh E. Wallace (67)	Director	2001/2004	President, Anson Apparel Company, Wadesboro, NC (textile manufacturing); Treasurer, Anson Apparel III, Wadesboro, NC (textile manufacturing).

(1)	The year first elected indicates the year in which each individual was first elected a director of the Bank of Stanly, Anson Bank & Trust Co., or the Company, as applicable, and does not reflect breaks in certain of the named individuals’ tenures as directors of the Bank of Stanly, Anson Bank & Trust Co., or the Company, as applicable.

Director Compensation

During 2002, each director received a fee of $200 for each Board of Directors meeting attended and $100 for attendance at each meeting of a committee.

During 1994, the Company adopted a plan under which individual directors may elect each year to defer receipt of all or a designated portion of their fees for that year. Amounts so deferred earn interest at rates tied to market indices selected quarterly by the plan administrators, and such amounts become payable in the future (in a lump sum or installments) as specified by the director at the time of his or her deferral election. During 2002, Directors Brooks, Jones, Link, Mullis, Newport, Reaves, Russell, and Wallace deferred compensation pursuant to such plan.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company held seven (7) regular meetings and one (1) special meeting during 2002. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and of any committees on which he or she served.

The Company’s Board of Directors has several standing committees, including a Human Resources Committee, a Nominating Committee, and an Examining Committee.

Human Resources Committee. The current members of the Human Resources Committee which performs the functions of the Compensation Committee are Cynthia H. Beane – Chair, Charles E. Allen, Ronald T. Burleson, Kyle H. Josey, James F. Link, D.V.M., and A. James Russell. The

Human Resources Committee is authorized to make recommendations to the Board relating to total compensation of all officers and to establish personnel policies for the Company and its subsidiaries. The Human Resources Committee also administers the Company’s stock option plans. The Human Resources Committee met three (3) times during 2002.

Nominating Committee. The current members of the Nominating Committee are George T. Reaves – Chair, Cynthia H. Beane, Gail C. Burris, David M. Jones, James F. Link, Joyce H. Little, and John R. Murray. The Nominating Committee recommended the six (6) nominees listed above to the Board of Directors. The Nominating Committee met once in 2002. Recommendations of nominee candidates by shareholders for the 2004 Annual Meeting should be submitted in writing to the Chief Executive Officer of the Company by September 30, 2003, and should be accompanied by a statement of each candidate’s qualifications and willingness to serve as a director.

Report of the Examining Committee

The Examining Committee of the Company is responsible for receiving and reviewing the annual audit report of the Company’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company’s and its subsidiaries’ internal audit programs. The Examining Committee assesses the performance and independence of the Company’s independent auditors and recommends their appointment and retention for ratification by the shareholders. The Examining Committee has a written charter which is reviewed by the Committee for adequacy on an annual basis. The Examining Committee met four (4) times during 2002.

During the course of its examination of the Company’s audit process in 2002, the Examining Committee reviewed and discussed the audited financial statements with management. The Examining Committee also discussed with the independent auditors, Dixon Odom PLLC, all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Examining Committee received from Dixon Odom PLLC disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed such information with Dixon Odom PLLC.

Based on the review and discussions above, the Examining Committee (i) recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission and (ii) recommended that shareholders ratify the appointment of Dixon Odom PLLC as auditors for 2003.

The Company is not a member of any exchange. However, the Examining Committee members are “independent” as defined by the Nasdaq listing standards.

The Examining Committee has considered whether the principal accountant’s provision of other non-audit services to the Company is compatible with maintaining independence of Dixon Odom PLLC. The Examining Committee has determined that it is compatible with maintaining the independence of Dixon Odom PLLC.

This report is submitted by the 2002 Examining Committee: Hugh E. Wallace - Chair, Bill C. Burnside, D.D.S., Gail C. Burris, Buren Mullis, George T. Reaves, Don M. Russell, Kyle H. Josey, and Cynthia H. Beane, Jerry Long, Bank of Stanly Board Representative, Eugene M. Ward, Anson Bank & Trust Co. Board Representative, and Michael E. Snyder, The Strategic Alliance Corporation Board Representative.

Executive Officers

The following table contains information about the current executive officers of the Company, Anson Bank & Trust Co., the Bank of Stanly and its subsidiary, The Strategic Alliance Corporation.

Name and Age	Current Positions with Company and/or Subsidiary	Employed Since
Roger L. Dick (52)	Chief Executive Officer of the Company.	1983

Ronald B. Davis (55)	President of the Company, President and Chief Executive Officer of the Bank of Stanly.	1997

Christy D. Stoner (38)	President and Chief Executive Officer of The Strategic Alliance Corporation, Strategic Investment Advisors, Inc. and BOS Agency, Inc.	1991

Executive Compensation

The following table shows for 2002, 2001, and 2000 the compensation paid to or received or deferred by the executive officers of the Company and its direct and indirect subsidiaries. No other current executive officers received compensation for the years indicated which exceeded $100,000.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	All Other Compensation ($)(3)
Roger L. Dick, Chief Executive Officer of the Company	2002 2001 2000	164,830 157,833 165,298	40,418 20,404 49,610	5,342 5,100 5,250

Ronald B. Davis, President of the Company; President and Chief Executive Officer of the Bank of Stanly	2002 2001 2000	164,830 157,833 158,802	40,241 20,404 49,595	5,677 3,300 5,250

Christy D. Stoner, President and Chief Executive Officer of The Strategic Alliance Corporation, Strategic Investment Advisors, Inc. and BOS Agency, Inc.	2002 2001 2000	124,400 118,583 117,572	29,370 14,829 34,878	4,121 3,600 3,442

(1)	Includes amounts deferred at the officers’ election pursuant to the Company’s Section 401(k) savings plan.

(2)	Includes all cash bonuses received for each year. At the end of each year the Company’s Board of Directors may approve the payment of annual cash bonuses to individual officers based on the Company’s results of operations and their individual performance during the year. The payment and amounts of any such bonuses are determined by the Company’s Board of Directors. In addition to discretionary cash bonuses, the Company maintained an incentive plan under which, at the end of each calendar quarter, each of certain officers and employees could receive a cash bonus (equal to 5.0% of their quarterly salary) if the Company’s financial performance for that quarter equaled or exceeded budgeted amounts.

(3)	Consists entirely of the Company’s contributions on behalf of the executive officers to the Company’s Section 401(k) savings plan.

Stock Options

The following table contains information with respect to stock options exercised during 2002 and held at December 31, 2002 by Roger L. Dick, Ronald B. Davis and Christy D. Stoner.

AGGREGATED OPTION EXERCISES IN 2002

AND YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at 12/31/02 (#)		Value of Unexercised In-the-Money Options at 12/31/02 ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Roger L. Dick	20,636	61,325	112,846	-0-	135,430	-0-
Ronald B. Davis	-0-	-0-	100,485	-0-	47,690	-0-
Christy D. Stoner	-0-	-0-	82,588	-0-	38,805	-0-

(1)	Represents the aggregate fair market value at December 31, 2002 (based on a trading price of $5.50 per share) of shares underlying unexercised options held on that date, minus the aggregate exercise or purchase price of those shares.

Employee Stock Ownership Plan

On January 1, 1999, the ESOP became effective. Under the ESOP, all employees who have been employed by the Company or any of its direct or indirect subsidiaries for one year and attained the age of 18 are eligible to participate. Pursuant to the ESOP, 257,750 dividend adjusted shares were placed in trust with Roger L. Dick, Ronald B. Davis, Christy D. Stoner, Lorelei V. Misenheimer, Jacqueline S. Jernigan and Barbara S. Williams as trustees.

Transactions with Management

The Bank of Stanly, Anson Bank & Trust Co., Cabarrus Bank & Trust Company and The Strategic Alliance Corporation have had, and expect to have in the future, banking transactions in the ordinary course of business with certain of the directors and executive officers and their associates of the Company and its direct and indirect subsidiaries. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by the Company’s bank subsidiaries to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters. To the best knowledge of the management of the Company and its bank subsidiaries, Regulation O has been complied with in its entirety.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

The Examining Committee of the Board of Directors has appointed the firm of Dixon Odom PLLC, Certified Public Accountants, as the Company’s independent accountants for 2003, and a proposal to ratify that appointment will be submitted for shareholder approval at the Annual Meeting.

The Company has paid Dixon Odom PLLC fees in connection with its assistance in the Company’s annual audit and review of the Company’s financial statements. Sometimes, the Company engages Dixon Odom PLLC to assist in other areas of financial planning. The following table sets forth the fees paid to Dixon Odom PLLC in various categories in 2002.

Category	Amount Paid
Audit Fees:	$58,040
Financial Information System Design and Implementation Fees:	0
All Other Fees:	45,212

Total Fees Paid:	$103,252

A representative of Dixon Odom PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DIXON ODOM PLLC AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR 2003.

OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly be presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.

PROPOSALS OF SHAREHOLDERS

Any proposal of a shareholder which is intended to be presented at the Company’s 2004 Annual Meeting must be received by the Company at its main office in Albemarle, North Carolina, no later than November 17, 2003, to be considered timely received for inclusion in the proxy statement and appointment of proxy to be distributed in connection with that meeting. If a proposal for the 2004 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2004 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

APPOINTMENT OF PROXY SHEET

IMPORTANT—PLEASE RETURN THIS APPOINTMENT OF PROXY SHEET PROMPTLY IN THE ENVELOPE PROVIDED IN ORDER TO:

(1)	VOTE YOUR SHARES on the two proposals of business below.
(2)	MAKE A DINNER RESERVATION on the back of this sheet.
(3)	INDICATE ANY QUESTION OR COMMENT on the back of this sheet that you would like management to address during the Annual Meeting.

(1) VOTE YOUR SHARES AND SIGN ON THE REVERSE SIDE	REVOCABLE PROXY

UWHARRIE CAPITAL CORP

134 North First Street, Albemarle, North Carolina 28001

APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Roger L. Dick, Ronald B. Davis and Christy D. Stoner (the “Proxies”), or any of them, as attorneys and proxies, with power of substitution, to vote all outstanding shares of the common stock of Uwharrie Capital Corp (the “Company”) held of record by the undersigned on March 28, 2003, at the Annual Meeting of Shareholders of the Company to be held at the Stanly County Agri-Civic Center at 26032 Newt Road, Albemarle, North Carolina, at 7:00 p.m. on May 6, 2003, and at any adjournments thereof:

PROPOSAL 1 - ELECTION OF DIRECTORS: Proposal to elect six (6) directors of the Company for three (3) year terms or until their successors are duly elected and qualified.

☐	FOR all nominees listed below (except as indicated otherwise below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:	Cynthia L. Mynatt, James E. Nance, Emmett S. Patterson, Michael E. Snyder, Sr., Douglas L. Stafford, and Emily M. Thomas

(Instruction:	To withhold authority to vote for one or more nominees, write that nominee’s name on the line provided.)

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS:

Proposal	to ratify the appointment of Dixon Odom PLLC as the Company’s independent accountants for 2003.

☐	FOR	☐	AGAINST	☐	ABSTAIN

OTHER BUSINESS: The Proxies are authorized to vote the shares represented by this Appointment of Proxy according to their best judgment on such other matters as may be presented for action at the Annual Meeting.

The shares represented by this Appointment of Proxy will be voted by the proxies in accordance with the specific instructions noted on the reverse side. In the absence of instructions, the proxies will vote such shares “FOR” the election of each of the nominees listed in Proposal 1 above and “FOR” Proposal 2 above. If, at or before the time of the meeting, any of the nominees listed in Proposal 1 for any reason have become unavailable for election or unable to serve as directors, the proxies have the discretion to vote for a substitute nominee or nominees. This Appointment of Proxy may be revoked at any time before it is exercised by filing with the secretary of the company an instrument revoking it or a duly executed Appointment of Proxy bearing a later date, or by attending the annual meeting and requesting the right to vote in person.

CONTINUED ON THE BACK - - IMPORTANT:   PLEASE REMEMBER TO SIGN YOUR NAME(S).

WE CANNOT COUNT YOUR VOTES IF THE PROXY SHEET IS NOT PROPERLY SIGNED.

Page Two	APPOINTMENT OF PROXY SHEET

Date: , 2003

(Signature)
(Signature, if shares held jointly)

Instruction:   Please sign above exactly as your name appears on this Appointment of Proxy sheet.     Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

THIS ENTIRE APPOINTMENT OF PROXY SHEET IN THE ENCLOSED ENVELOPE

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(2) DINNER RESERVATION: Please indicate whether or not you plan to attend the dinner.

All shareholders of Uwharrie Capital Corp are invited to attend a dinner preceding the business meeting at the 2003 Annual Meeting of Shareholders to be held Tuesday, May 6, 2003, at the Stanly County Agri-Civic Center, one mile west of Albemarle, North Carolina, on Highway 24/27. The dinner will begin at 5:00 p.m.

☐ Yes, I (we) will attend the dinner; (indicate number attending).

Please print name(s) of people attending

☐ No, I (we) cannot attend the dinner.

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(3) QUESTIONS AND/OR COMMENTS FOR MANAGEMENT:

1.

2.

3.

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